Encore Capital Group, Inc. Q2 2015 EARNINGS CALL

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY 3 ENCORE DELIVERED RECORD ECONOMIC EARNINGS Economic EPS** $1.27 GAAP EPS* $1.03 GAAP Net Income* $28 million Adjusted Income** $33 million Estimated Remaining Collections of $5.7 billion * Attributable to Encore ** Please refer to Appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted Income to GAAP *** Cost to Collect = Adjusted Operating Expenses / Dollars collected. See Appendix for reconciliation of Adjusted Operating Expenses to GAAP. Adjusted EBITDA** $277 million Collections $437 million Cost to Collect*** 37.6%

PROPRIETARY 4 Q2 DEPLOYMENTS REFLECT A DIVERSE GLOBAL BUSINESS Q2 2015 Deployments $M United States $214 Europe $290 Latin America $1 Total $505

PROPRIETARY WE ARE ON-TRACK TO MEET OUR 2015 US CORE DEPLOYMENT TARGET 5 US Core Deployment 2015e vs. Historical 526 554562 0 200 400 600 2012 Expected Deployed or committed 2015e 500–600 2014 2013 Our deployment target in the US core market remains consistent with prior years at $500M - $600M / year Core deployment excludes Propel

PROPRIETARY 6 RECORD COLLECTIONS IN Q2 WERE DRIVEN PRIMARILY BY THE GROWTH OF OUR INTERNATIONAL BUSINESS Collections by Geography - 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 United States Europe Latin America 397 437 380 351 425 409 407 394 $M

PROPRIETARY STRONG COLLECTIONS LED TO IMPROVED CASH FLOWS 7 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP $M Adjusted Quarterly EBITDA* Adjusted EBITDA -Trailing Twelve Months 231 252 206 241 250 266 256 277 0 50 100 150 200 250 300 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 713 784 859 943 963 999 1,015 1,036 0 200 400 600 800 1,000 1,200 Q 3 2 0 1 3 Q 4 2 0 1 3 Q 1 2 0 1 4 Q 2 2 0 1 4 Q 3 2 0 1 4 Q 4 2 0 1 4 Q 1 2 0 1 5 Q 2 2 0 1 5 $M $M

PROPRIETARY 8  Increased revenues 15% during the second quarter of 2015 compared to the second quarter of 2014  Increased collections 17% during the second quarter of 2015 compared to the second quarter of 2014  Deployed $283 million during the second quarter of 2015  Cabot contributed $0.29 of Economic EPS to Encore earnings in Q2 of 2015 Cabot Update CABOT IS WELL POSITIONED TO BENEFIT FROM CONTINUED GROWTH IN THE UK DEBT PURCHASE MARKET

PROPRIETARY THE DLC ACQUISITION IS IMPORTANT FOR CABOT AND ENCORE Attractive Portfolio • Scale opportunity to acquire £288 ($437) million of ERC • dlc allows Cabot to deliver on its 2015 purchasing plan and consolidate overlapping debt contingency operations • dlc is a profitable and debt-free business 9 Enhances Competitive Position • dlc was the largest remaining debt purchaser/debt collection agency target in the U.K. • Removes mid-tier competitor in the legal collections space • Prevents dlc from being consumed by a competitor

10 Detailed Financial Discussion

PROPRIETARY 11 Q2 DEPLOYMENTS REPRESENT OUR LARGEST SINGLE QUARTER IN ALMOST TWO YEARS Deployments by Quarter $M 0 100 200 300 400 500 600 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 United States Europe Latin America $505 $336 $275 $179 $328 ACF Portfolio $105 dlc Portfolio $216

PROPRIETARY 12 COLLECTIONS IN Q2 REACHED AN ALL-TIME RECORD DRIVEN BY OUR INTERNATIONAL BUSINESS Collections by Geography - 100.000 200.000 300.000 400.000 500.000 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 Collection Sites Legal Collections Collection Agencies $M - 100 200 300 400 500 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 United States Europe Latin America 397 437 380 351 425 409 407 394 $M 397 437 380 351 425 409 407 394 Collections by Channel

PROPRIETARY WE ALSO DELIVERED RECORD REVENUES IN Q2 Revenue by Geography 13 - 50.0 100.0 150.0 200.0 250.0 300.0 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 United States Europe Latin America $M 254 269 236 237 286 290 273 277

PROPRIETARY COST TO COLLECT REFLECTS A SHIFT TOWARD LOWER COST INTERNATIONAL COLLECTIONS 14 Overall Cost to Collect* 40% 39% 42% 40% 38% 39% 38% 38% 0% 10% 20% 30% 40% 50% 2 0 1 3 2 0 1 4 2 0 1 3 2 0 1 4 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 Q3 Q4 Q1 Q2 ⃰ Cost to Collect = Adjusted Operating Expenses / Dollar collected. See Appendix for reconciliation of Adjusted Operating Expenses to GAAP. Channel Q2 2015 CTC Q2 2014 CTC Europe 30.6% 30.3% United States 40.5% 40.4% Latin America 28.3% 30.6% Encore 37.6% 37.9%

PROPRIETARY WE CONTINUE TO DRIVE SIGNIFICANT VALUE THROUGH OUR LEGAL CHANNEL US Legal Collections (10) 10 30 50 70 90 110 130 150 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 $M US Legal Cost to Collect 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 15 Legal Outsourcing Internal Legal Legal Outsourcing Internal Legal 136 31 126 30 33.7% 34.7% 40.3% 37.1%

PROPRIETARY Estimated Remaining Collections $M 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Acquired dlc* $437 16 OUR ERC HAS REACHED AN ALL-TIME HIGH * ERC at time of acquisition Acquired AACC* $952 Acquired Cabot* $1,445 Acquired Marlin* $607 Acquired Atlantic* $275 $5,684 $4,899

PROPRIETARY CABOT CONTRIBUTED $0.29 TO ENCORE’S Q2 ECONOMIC EPS In 000’s except per share amounts Janus Encore Europe Holdings EEH Consolidated Total revenues $ 84,613 - $ 84,613 Total operating expenses (48,421) - (48,421) Income from operations $ 36,192 - $ 36,192 Non-PEC interest expense (26,436) - (26,436) PEC interest (expense) income (12,008) 5,885 (6,123) Other income 297 - 297 Earnings Before Income Tax $ (1,955) $ 5,885 $ 3,930 Income tax (1,403) - (1,403) Net (loss) / profit before minority interest $ (3,358) $ 5,885 $ 2,527 Noncontrolling interest 471 1,441 1,912 Net (loss) / income attributable to Encore $ (2,887) $ 7,326 $ 4,439 One-time and non-cash items, net of tax 3,045 Adjusted income attributable to Encore $ 7,484 Economic share count 26,081 Economic EPS $ 0.29 17 Q2 2015 Operating Performance of Janus Holdings and Encore Europe 0.21 0.26 0.28 0.29 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Cabot’s Economic EPS Contribution $

PROPRIETARY ENCORE DELIVERED RECORD ECONOMIC EPS OF $1.27 IN Q2 18 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.03 $1.23 $1.27 $0.06 $0.14 Net income per diluted share attributable to Encore Net non-cash interest and issuance cost amortization, net of tax Acquisition, integration and restructuring related fees, net of tax Adjusted income per diluted share attributable to Encore - (Accounting)* Adjusted Income Attributable to Encore - (Economic)* Less ~800K shares which are reflected in GAAP EPS, but will not be issued

PROPRIETARY WE COMPLETED OUR MOST RECENTLY AUTHORIZED SHARE BUYBACK PROGRAM DURING Q2 Encore share repurchases 2012-Present Price per share1 1. Weighted average repurchase price for the period 19 $26.50 $42.04 $39.54 60 40 20 0 Total Share Repurchase ($M) 2015 2014 17 2012/2013 50 Number of shares (k) 1,887 400 839 33

PROPRIETARY SUMMARY AND OUTLOOK Strong Financial Track-Record • Delivered Economic EPS of $1.27, up 15% Adaptable To Evolving Markets • On track to deploy capital globally, across all asset classes, within target range of $1.2 billion to $1.4 billion in 2015 Excellent US Competitive Position • On track to deploy capital in the core U.S. market within target range of $500 million to $600 million in 2015 Proven International Capabilities • Cabot acquired dlc • Continue to evaluate new opportunities to strengthen and expand internationally Disciplined Capital Stewardship • Completed most recently authorized share buyback program in Q2 20

21 Q&A

22 Appendix

PROPRIETARY 23 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share/Economic EPS have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

PROPRIETARY 24 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended June 30, 2015 2014 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net income attributable to Encore, as reported $ 27,657 $ 1.03 $ 1.06 $ 23,561 $ 0.86 $ 0.89 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,685 0.06 0.06 1,694 0.06 0.06 Acquisition, integration and restructuring related expenses, net of tax 3,833 0.14 0.15 3,836 0.14 0.15 Adjusted Income Attributable to Encore $ 33,175 $ 1.23 $ 1.27 $ 29,091 $ 1.06 $ 1.10 * Economic EPS for the three months ended June 30, 2015 and June 30, 2014 excludes approximately 0.8 million and 1.0 million shares, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 GAAP net income, as reported $ 21,064 $ 22,216 $ 18,830 $ 21,353 $ 30,138 $ 27,957 $ 29,967 $ 25,185 (Gain) loss from discontinued operations, net of tax 308 1,432 - - - 1,612 - - Interest expense 29,186 29,747 37,962 43,218 43,498 42,264 42,303 46,250 Provision for income taxes 10,272 15,278 11,742 14,010 10,154 16,819 15,883 15,964 Depreciation and amortization 4,523 5,020 6,117 6,829 6,933 8,070 8,350 8,084 Amount applied to principal on receivable portfolios 154,283 124,520 159,106 161,048 155,435 139,075 160,961 167,024 Stock-based compensation expense 3,983 3,486 4,836 4,715 4,009 3,621 5,905 6,198 Acquisition, integration and restructuring related expenses 7,752 4,260 11,081 4,645 1,622 1,951 2,772 7,900 Adjusted EBITDA $ 231,371 $ 205,959 $ 249,674 $ 255,818 $ 251,789 $ 241,369 $ 266,141 $ 276,605 RECONCILIATION OF ADJUSTED EBITDA 25

PROPRIETARY Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 9/30/13 12/31/13 3/31/14 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 GAAP total operating expenses, as reported $ 174,429 $ 168,466 $ 185,472 $ 190,689 $ 188,960 $ 188,224 $ 199,627 $ 203,352 Adjustments: Stock-based compensation expense (3,983) (3,486) (4,836) (4,715) (4,009) (3,621) (5,905) (6,198) Operating expense related to other operating segments (12,115) (12,755) (19,832) (26,409) (25,058) (25,867) (26,349) (24,928) Acquisition, integration and restructuring related expenses (7,752) (4,260) (11,081) (4,645) (1,622) (1,951) (2,772) (7,900) Adjusted Operating Expenses $ 150,579 $ 147,965 $ 149,723 $ 154,920 $ 158,271 $ 156,785 $ 164,601 $ 164,326 26